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                                                                   EXHIBIT 23(E)

                     CONSENT OF PERSON TO BECOME A DIRECTOR

    I hereby consent to be named in this Registration Statement and the Joint Proxy Statement contained herein, as a person who may become a director of The NWNL Companies, Inc.

                                               /s/ DANIEL J. CALLAHAN, III

                                          --------------------------------------
                                                 Daniel J. Callahan, III

Dated: September 28, 1994